ADVERTISING IN ACCORDANCE WITH SECURITIES ACT RULE 497

BDCA
Business Development Corporation of America

Investing in America's Growth

Portfolio Snapshot (1)

As of June 30, 2012

Investment Portfolio	
Number of Investments	32
Current Investments at Cost	$71.9 million
Number of Industries	14
Senior Secured First Lien Debt *(% of investments fair value)*	80.5%
Senior Secured Second Lien Debt *(% of investments fair value)*	11.0%
Other Debt *(% of investments fair value)* (2)	8.5%
Equity/Preferred Investments *(% of investments fair value)*	0%
Large Corporate Loans (3)	20.36%
Middle Market Loans (3)	79.64%
Non-Performing Assets at Cost *(% of assets)*	0%
Equity Raised to Date	$67.5 million

(1) The portfolio snapshot information detailed above reflects data that is included in the Company's Form 10-Q as filed with the Securities and Exchange Commission on August 7, 2012. The portfolio snapshot is not a substitute for the review of the prospectus and the financial statements of BDCA, nor does it include information on fees, expenses, and risks of the portfolio. As with any investment, there is no guarantee that BDCA will achieve these results or the stated returns. Past performance does not guarantee future results.

(2) Other Debt includes investments in Senior Unsecured Debt and Collateralized Securities of 1.1% and 7.4% of investments fair value, respectively, as of June 30, 2012.

(3) Large Corporate Loans is defined as those loans to companies with revenues of $1 Billion or greater, whereas Middle Market Loans is defined as those loans to companies with revenues between $10 million to $1 billion.


MOMENTIVE
SOUTHERN PACIFIC

NOTE: *These images are photos of various aspects of business or operations of companies that BDCA has invested in as part of the underlying portfolio.*

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS LITERATURE. YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF THE ISSUER'S SECURITIES PRIOR TO MAKING AN INVESTMENT IN THIS OFFERING. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is unlawful. All information contained in this material is qualified in its entirety by the terms of the current prospectus. The achievement of any goals is not guaranteed. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. For more complete information about investing in Business Development Corporation of America including risks, charges and expenses, refer to our prospectus.

SOME OF THESE RISK FACTORS associated with an investment in BDCA include, without limitation: (1) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares; **(2)** The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may be paid from the net proceeds of our offering, from our borrowings, or from other sources, and may represent a return of capital to you. **FOR ADDITIONAL RISK FACTORS, PLEASE SEE THE REVERSE.**

Portfolio Diversity

Industry Diversity



Beverage, Food & Tobacco 12.5%
Healthcare & Pharmaceuticals 12.3%
Telecommunications 11.7%
High Tech Industries 10.5%
Banking, Finance, Insurance & Real Estate 10.2%
Chemicals, Plastics & Rubber 8.2%
Containers & Glass Products 8.2%
Construction & Building 5.5%
Media: Advertising, Printing & Publishing 5.5%
Retail 5.4%
Energy: Oil & Gas 4.6%
Services: Business 2.8%
Media: Diversified & Production 1.5%
Capital Equipment 1.1%

Security Type Diversity



Collateralized Securities 7.4%
Senior Unsecured Debt 1.1%
Senior Secured Second Lien Debt: 11.0%
Senior Secured First Lien Debt: 80.5%

Loan Type Diversity



Large Corporate Loans 20.36%
Middle Market Loans 79.64%

INVESTOR INQUIRIES
For more information on BDCA, please contact your financial professional.
www.BDCofAmerica.com

BROKER DEALERS
For more information on BDCA, please contact: Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116 | 877-373-2522 | www.rcsecurities.com

"Our ultimate desire is to provide capital to secure the financial foundations that will position middle market companies for greater success."

– **Peter M. Budko**
Chief Executive Officer, BDCA Adviser, LLC



Business Development Corporation of America is an SEC-registered non-traded fund that invests in both the debt and equity of private companies throughout the United States.

Realty Capital Securities, LLC *(Member FINRA/SIPC)*, is the dealer manager for Business Development Corporation of America, an affiliate. The prospectus contains this and other information about the Company. The offering may be made only by means of a prospectus, copies of which may be obtained from Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116, 877-373-2522.

RISK FACTORS continued: (3) Our investment adviser, BDCA Adviser, LLC (the "Adviser") and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments; **(4)** We are a thinly capitalized new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective; **(5)** We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment; **(6)** We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments; **(7)** As a result of the annual distribution requirement to qualify as a Registered Investment Company under the Internal Revenue Code, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all; **(8)** We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance; **(9)** We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets; **(10)** The purchase price for our shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price; **(11)** The management of multiple REITs by our executive officers of our Adviser may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer; **(12)** We will compete for investors with other programs of our sponsor.